UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09973

Excelsior Venture Investors III, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

Stamford, CT 06905

(Address of principal executive offices) (Zip code)

Ms. Daina Hill

U.S. Trust Company

114 W. 47th Street

New York, NY 10036

(Name and address of agent for service)

registrant’s telephone number, including area code: 203-352-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

EXCELSIOR

VENTURE INVESTORS III, LLC

ANNUAL REPORT

October 31, 2005

LETTER TO MEMBERS

Dear Members,

We are pleased to present the 2005 annual report for Excelsior Venture Investors III, LLC for the fiscal year ended October 31, 2005. Excelsior Venture Investors III, LLC has invested in Excelsior Venture Partners III, LLC (the “Fund”), and information about the Fund is provided below.

At the end of the Fund’s fourth quarter, which ended on October 31, 2005, the portfolio consisted of 13 direct investments valued at approximately $55.0 million and 9 private fund investment commitments valued at approximately $9.0 million. On October 31, 2005 the Fund’s net asset value (NAV) stood at $316.21 per unit, down from its $393.21 per unit at the end of 2004. The decrease in the Fund’s net asset value can primarily be attributed to unrealized valuation changes in many of the Fund’s portfolio companies. Additionally, a distribution made in April 2005 reduced the Fund’s NAV. The portfolio currently holds a number of high-potential deals which we expect to mature and show results over the next few years. The Fund’s private, public and third-party investments are summarized below.

Venture capital investing in 2005 continues with cautious optimism. The second quarter saw an upturn in the total amount of deals, as over 750 companies received over $5.8 billion in venture funding, a substantial step-up of 18% to the first quarter figure of $4.9 billion, and not far off from the $6.2 billion deployed in the second quarter of 2004. One of the most intriguing dynamics of the 2005 venture investing space has been the re-emergence of the Internet — in particular consumer-facing and infrastructure-related companies — spurred on by the dramatic success of firms such as Google and Intermix Media (MySpace).

Another persistent trend over the past couple of years involves the primacy of later-stage investing, which appears to have leveled off in 2005. The second quarter of the year saw approximately $2.4 billion invested in later-stage deals, accounting for close to one-half of venture commitments in the period. Seed and early-stage deals were not forgotten, as $1.3 billion was deployed into the space in the second quarter, up substantially from the $830 million deployed in the first quarter. Clearly, middle-stage deals are not in favor at this time, as earlier vintage funds that are completing their investment phases are seeking later-stage deals, while relatively new funds are focused on early-stage deals.

On the exit front, the picture has been mixed in 2005. While overall liquidity options for venture-backed companies have been more muted during 2005, the IPO market staged somewhat of a comeback in the third quarter, after a very weak first half. M&A activity remains relatively robust, and has been the preferred method of exit for venture-backed companies in 2005. Acquisitions of the latter totaled $21 billion through the first three quarters of 2005, including $6 billion relating to 82 companies in the third quarter alone. By comparison, venture-backed companies generated $23 billion in M&A proceeds in all of 2004. The real story is the strong price performance of these companies in the third quarter, with the median valuation coming in at $60 million, compared to $36 million in the third quarter of last year. The 2005 shift in favor from life sciences to IT venture companies was highlighted by the fact that 54 IT companies were purchased during the third quarter, as opposed to 15 healthcare companies. IPO activity more than doubled in the third quarter, with 17 companies getting out the door, more than the entire first six months of 2005, when 12 companies completed IPOs.

*	This amount represents money market instruments and other cash equivalents held to fund follow-on investments in private companies, to meet contractual commitments to private investment funds and operation expense requirements of the Fund.

Investments Held — Private

•	Archemix Corporation (“Archemix”)

Description: Archemix is a biopharmaceutical company leading the development of aptamers as a new class of directed therapeutics for the prevention and treatment of chronic and acute disease. Aptamers can be used in a wide range of disease areas, including many of those currently addressed by protein-based therapeutics, and can be produced quickly and economically. With a portfolio of over 300 patents and patent applications, Archemix holds the key to the development of aptamer technology and its implications for the pharmaceutical industry. The Company is focused on using its expertise to aggressively pursue drug discovery and development in a variety of areas. As of October 31, 2005, the Fund has invested $2.5 million in Archemix.

2005 Activity and Outlook: The Company is actively working with its initial development partners Eyetech (in the field of ophthalmology) and Nuvelo (for an anticoagulant) to further the development of two compounds. The partnerships with Eyetech and Nuvelo apply to the research, development and eventual marketing of aptamer-based therapies. The company will also continue to seek additional aptamer development and marketing relationships in other therapeutic areas.

•	Cydelity (“Cydelity”, formerly Datanautics, Inc.)

Description: In August 2004, the company was repositioned to develop products for the high growth area of Internet Security and Online Fraud Management and was subsequently named Cydelity. This market opportunity is a logical extension to the company’s existing web analytics technology, as it has a number of capabilities that can be applied to this rapidly emerging market segment. The decision to reposition the company was driven primarily by significant market need to proactively avoid some of the recent high profile security infringements. The specific focus area for the Company’s technology is in controlling and monitoring fraudulent access and behavior by individuals who have (or appear to have) valid system/network credentials. As of October 31, 2005, the Fund has invested $3.0 million in Cydelity, and had previously invested $4 million in Datanautics.

2005 Activity and Outlook: Cydelity is exceeding investor milestones in product development, hiring employees and managing cash. The company has six beta customers and is well positioned to introduce a new commercial product in 2006.

•	Ethertronics, Inc. (“Ethertronics”)

Description: Ethertronics designs and manufactures the industry’s only Isolated Magnetic DipoleTM (IMD) internal antennas for wireless devices. Used in cellular and wireless LAN applications — phones, notebooks, LAN cards, PDAs, Bluetooth devices and GPS receivers — IMD antennas provide longer-range, increased signal strength and improved voice/data quality inside buildings, particularly in noisy environments and in fringe network coverage areas. As of October 31, 2005, the Fund has invested $8.1 million in Ethertronics.

2005 Activity and Outlook: In 2005, Intel selected Ethertronics’ technology as the RF/antenna specification for its CentrinoTM Wireless LAN chipset. Known for their outstanding performance, high isolation and small form factors, Ethertronics’ technology is viewed as perfect for the fast growing notebook computer market, where mobility is key. Likewise, HP selected the Company’s Isolated Magnetic Dipole Technology for their expanding line of notebook computers.

•	Genoptix, Inc. (“Genoptix”)

Description: Genoptix provides Personalized Medicine Services through its CLIA- and CAP-certified laboratory to hematologists and oncologists in order to resolve management dilemmas in the treatment of blood and bone marrow malignancies. Genoptix’s Personalized Medicine Services combines proprietary and exclusive tests with advanced clinical techniques to provide comprehensive evaluation to individual patients. The company’s tests monitor an individual patient’s response to chemotherapeutic agents in leukemia and other blood-related cancers. These services help physicians deliver personalized patient management which results in accurate diagnoses, more effective treatment, reduced adverse effects, enhanced monitoring and improved outcomes. As of October 31, 2005, the Fund has invested $4.8 million in Genoptix.

2005 Activity and Outlook: In August 2005, Genoptix completed a $17.3 million Series 1-D financing round, led by a new investor, Chicago Growth Partners. These funds will help Genoptix to accelerate expansion of its sales and marketing team, add capacity to its laboratory and grow its revenues.

•	LightConnect, Inc. (“LightConnect”)

Description: Designer and manufacturer of innovative MEMS (micro electro-mechanical systems) components and modules for next generation, dynamically configurable optical networks. LightConnect’s product is meeting the need for configurability in optical networks by enabling rapid dynamic bandwidth and circuit provisioning. LightConnect builds new optical components based on a unique technology know as diffractive MEMS. This approach, combined with advanced packaging and manufacturing, results in a new category of MEMS components that provide industry-leading performance, compactness, manufacturability and reliability. As of October 31, 2005, the Fund has invested $6.0 million in LightConnect.

2005 Activity and Outlook: LightConnect is now the market leader for MEMS-based components and modules. Its goal for 2005 is to further increase its leadership by providing its customers with the most reliable and cost-effective product. Also, in March 2005, LightConnect announced that its latest product, the Fast Variable Optical Attenuator Series 5000 (VOA), successfully passed the strict reliability guidelines listed in Telcordia GR-1209 and GR-1221 — the standard for meeting requirements in this industry. This was the last hurdle for the industry’s smallest MEMS VOA before worldwide field deployment, as several large system companies have already qualified this component in their systems.

•	LogicLibrary, Inc. (“LogicLibrary”)

Description: LogicLibrary is the leading provider of a software system that enables the management and reuse of software development assets for large enterprises and IT environments. The company’s patent-pending technology provides a comprehensive and collaborative approach for creating, migrating and integrating enterprise applications for use in service-oriented architecture, web services and other software development initiatives. As of October 31, 2005, the Fund has invested $4.4 million in LogicLibrary.

2005 Activity and Outlook: Over the past four quarters, the company has experienced strong customer acquisition growth and greater demand for its products. We believe this is occurring due to the growing recognition of the importance of service-oriented architectures and software reuse in enhancing IT development efficiency. The company developed an add-in that allows users to launch its product directly from the Microsoft Visual Studio 2005 System, resulting in improved productivity, reduced costs and streamlined projects for developers and architects.

•	NanoOpto Corporation (“NanoOpto”)

Description: NanoOpto designs and manufactures integrated optical components using nanotechnology manufacturing platforms. The company is replacing today’s discrete, costly, space-hungry bulk optics with a coherent family of functional optical building blocks called Modular Nano-Optics. Both individually and with industry partners, NanoOpto uses its technology to produce superior versions of standard optical components and new classes of integrated optical subassemblies for both custom and general applications. As of October 31, 2005, the Fund has invested $4.3 million in NanoOpto.

2005 Activity and Outlook: In 2005, the company focused on its core products and its core large customers. NanoOpto anticipates delivering significant revenue growth during the next several quarters and is currently scaling its manufacturing capacity to meet these expectations.

•	OpVista, Inc. (“OpVista”)

Description: OpVista provides advanced optical network solutions for advanced video and IP services. The company’s reconfigurable optical transport systems are uniquely suited to deliver triple play convergence, especially advanced video and IP services, for cable and communications service providers. As of October 31, 2005, the Fund has invested $9.2 million in OpVista.

2005 Activity and Outlook: In 2005, the company continued as an important supplier to Cox Communications and Time Warner Cable. OpVista is actively bidding on a number of projects with additional cable companies and Telco service providers. The company has begun exploring the possibility of pursuing international market opportunities.

•	Pilot Software, Inc. (“Pilot”)

Description: Pilot provides operational performance management solutions — a combination of domain expertise, a proven approach and award-winning software — that enable organizations to rapidly achieve objectives by aligning execution with strategy. The Company currently has over 400 active customers, including several Global 1000 companies such as the United States Government GSA, Swiss Life, Nokia and JetBlue Airways. As of October 31, 2005, the Fund has invested $8.1 million in Pilot.

2005 Activity and Outlook: The Company continued to show strong revenue growth by acquiring new customers and expanding their installations at existing clients. Its maintenance legacy business continues to track according to plan. Operational performance management is an increasingly important priority among the large commercial enterprises and state and local government IT organizations that Pilot is targeting.

•	Silverback Systems, Inc. (“Silverback”)

Description: The Company designs, manufactures and markets components which enable IP storage solutions and true network convergence for SAN, NAS and LAN. Silverback accelerates the design and performance of storage networking equipment through a comprehensive package of silicon, firmware and drivers. Also, because the Company offers a complete development program, they accelerate the adoption of IP storage by helping equipment vendors provide a cost effective deployment solution for small, medium and eventually large enterprises. As of October 31, 2005, the Fund has invested $6.7 million in Silverback.

2005 Activity and Outlook: The Company’s products gained further recognition in 2005, and Silverback is planning to leverage its technology differentiation in 1G network storage product to introduce 10G products in 2006.

•	Tensys Medical, Inc. (“Tensys”)

Description: Tensys designs, develops, manufactures and markets a continuous, non-invasive arterial blood pressure management system. This method is more effective than intermittent cuff-based systems and far less invasive than arterial cannulation. As of October 31, 2005, the Fund has invested $6.4 million in Tensys.

2005 Activity and Outlook: Tensys launched its second-generation product to provide real-time, beat-to beat blood pressure in surgeries where, currently, a blood pressure cuff is used. Further development efforts will be focused on improving the ease of use of the company’s products. During the quarter, the Fund wrote down $4 million of its investment in Tensys. This writedown was primarily the result of operational and execution issues within the company.

Exits

The Fund liquidated its interest in six of its portfolio companies since inception. As a result of these exits, the Fund realized proceeds of $24 million. Total cost for these six companies was $29.7 million:

EVP III liquidated its interest in Adeza Biomedical Corporation (“Adeza”), a developer of diagnostic products for women’s healthcare. In liquidating this investment, the Fund realized proceeds of $6.9 million on its original $3.0 million investment in Adeza.

The Fund sold its interest in NetLogic Microsystems (“NetLogic”), a manufacturer of products that enable the global infrastructure of networking and optical communications to achieve their highest performance. As a result of the sale, the Fund realized proceeds of $4.4 million on its original $5.0 million investment in NetLogic.

The Fund liquidated Gyration, a provider of hardware and software solutions for business communication, PC and gaming markets. The Fund received proceeds of $7.6 million on its original $6.8 million investment following the liquidation of the Company.

The Fund sold its interest in Senomyx, a developer of flavors, flavor enhancers and taste modulators for the packaged food and beverage industry. The Fund realized proceeds of $3.7 million on its original $1.5 million investment in Senomyx.

Monterey Design Systems (“Monterey”), a developer of advanced physical software solutions for the semiconductor industry, was sold in the second quarter. As a result of the sale, the Fund received proceeds of $0.8 million on its original $7.8 million investment in Monterey.

The Fund sold its interest in Virtual Silicon Technologies (“VST”). The investment in VST was written down in response to two events during 2005, including a material change in the Company’s senior management team and a simultaneous lack of follow-on funding support from VST’s largest investor. The interest was subsequently sold in the fourth quarter for proceeds of $0.6 million. The Fund originally invested $5.6 million in VST.

Since its inception, the Fund has written four investments down to zero. These write downs represent a collective $15.9 million in total cost across the four investments:

The Fund made a $4.9 million investment in Chips and Systems, of which the initial investment was made in March 2004. Later in 2004, the original lead investor decided not to continue to fund the company. The investment available from the other existing investors was not sufficient to allow the company to continue to operate. The Company is currently in bankruptcy proceedings and will attempt to wind up its affairs by year-end 2005. There is a possibility that creditors, including the Fund via bridge notes, may receive a small cash distribution before Chips and Systems’ dissolution.

Ancile Pharmaceuticals (“Ancile”) was a specialized pharmaceutical company focused on the development of prescription botanical drugs. Since the data for a new drug trial did not show clear efficacy, investors chose not to continue funding the company. The Fund invested a total of $3.9 million in Ancile.

A $2.0 million investment in Cenquest, Inc. (“Cenquest”) was written down due to the company’s disappointing execution in a highly competitive industry. Cenquest was focused on the corporate training industry by acting as an intermediary provider of accredited business and management degree programs to large corporations.

MIDAS Vision Systems, Inc. (“MIDAS”), a developer of automated optical inspection systems, was unable to reverse sales declines due to the significant drop-off in capital expenditure spending in the semiconductor industry in 2001-2002. As a result, the Fund wrote down its $5.1 million investment, made in December 2001 and March 2003.

Investments Held — Third Party Investment Funds

•	Advanced Technology Ventures VII, L.P. (“ATV”) is a $700 million venture capital fund targeting multi-stage information technology, communications and life sciences companies. As of October 31, 2005, ATV has drawn a net of approximately $1.4 million of the Fund’s $2.7 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $1.2 million.

•	Burrill Life Sciences Capital Fund (“Burrill”) is a $200 million venture capital fund established to invest primarily in innovative, early-stage life science venture opportunities. As of October 31, 2005, Burrill has drawn a net of approximately $1.2 million of the Fund’s $3.0 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $1.0 million.

•	CHL Medical Partners II, L.P. (“CHL”) is a $125 million venture capital fund targeting start-up and early-stage medical technology and life sciences companies. As of October 31, 2005, CHL has drawn a net of approximately $0.9 million of the Fund’s $2.0 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $0.8 million.

•	CMEA Ventures VI, L.P. (“CMEA”) is a $250 million venture capital fund targeting both early life science and information technology companies. As of October 31, 2005, CMEA has drawn a net of approximately $0.6 million of the Fund’s $3.0 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $0.5 million.

•	Morgenthaler Venture Partners VII, L.P. (“Morgenthaler”) is an $850 million venture capital fund targeting multi-stage information technology, communications and health care companies. As of October 31, 2005, Morgenthaler has drawn a net of approximately $2.0 million of the Fund’s $3.0 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $1.7 million.

•	Prospect Venture Partners II, L.P. (“Prospect”) is a $500 million venture capital fund targeting multi-stage life sciences companies. As of October 31, 2005, Prospect has drawn a net of approximately $2.0 million of the Fund’s $3.0 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $1.9 million.

•	Sevin Rosen IX, L.P. (“Sevin Rosen”) is a top-tier early-stage venture capital firm, which closed a $305 million venture capital fund dedicated to early-stage technology investments. As of

October 31, 2005, Sevin Rosen has drawn a net of approximately $0.7 million of the Fund’s $3.0 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $0.7 million.

•	Tallwood II, L.P. (“Tallwood”) is a $150 million venture capital fund established to invest in attractive, early-stage growth companies possessing leading-edge technology in the semiconductor industry. As of October 31, 2005, Tallwood has drawn a net of approximately $1.4 million of the Fund’s $3.0 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $1.1 million.

•	Valhalla Partners, L.P. (“Valhalla”) is a $200 million venture capital fund established to invest in attractive early-stage venture capital investments in information technology companies in the Mid-Atlantic region. As of October 31, 2005, Valhalla has drawn a net of approximately $1.0 million of the Fund’s $3.0 million capital commitment. At October 31, 2005, the total value (fair market value plus net distributions) of this investment was $0.9 million.

Looking forward, and as the portfolio enters into its harvest stage, we intend to continue to direct the Fund’s resources toward those companies we believe have the greatest potential for successful exits, while minimizing the resources allocated to those investments with limited potential to succeed. In some cases, these distinctions are subtle and are subject to judgment, especially with the choppiness of the technology sector.

We are optimistic about the longer-term prospects of the Fund’s portfolio. Overall, we believe that the Fund is currently positioned to create value for its investors as it enters its harvest stage.

Respectfully submitted,

Raghav Nandagopal

Co-Chief Executive Officer of Excelsior Venture Investors III, LLC and of Excelsior Venture Partners III, LLC

I, Raghav Nandagopal, on behalf of the U.S. Trust Alternative Investments Division, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

The Fund’s prospects, including the prospects of its underlying investments, are subject to certain uncertainties and risks. This Annual Report contains certain forward-looking statements within the meaning of the federal securities laws that also involve substantial uncertainties and risks. The Fund’s future results may differ materially from its historical results and actual results of the Fund and its underlying investments could differ materially from those projected in the forward-looking statements as a result of uncertainties and certain risk factors. Readers should carefully review the risk factors described in the other documents the Fund files, or has filed, from time to time with the Securities and Exchange Commission.

Excelsior Venture Investors III, LLC

Portfolio of Investments October 31, 2005

Units		Value (Note 1)
INVESTMENT PARTNERSHIP — 99.58%
187,409	Excelsior Venture Partners III, LLC (Cost $86,800,352)	$59,260,913

OTHER ASSETS & LIABILITIES (NET) — 0.42%		252,584

NET ASSETS — 100.00%		$59,513,497

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statement of Assets and Liabilities

October 31, 2005

ASSETS:
Investment in Excelsior Venture Partners III, LLC (Cost $86,800,352) (Note 1)	$59,260,913
Cash	347,645
Other assets	45

Total Assets	59,608,603

LIABILITIES:
Administration fees payable (Note 2)	52,471
Professional fees payable	37,069
Printing fees payable	5,000
Board of Managers’ fees payable (Note 2)	500
Management fees payable (Note 2)	66

Total Liabilities	95,106

NET ASSETS	$59,513,497

NET ASSETS consist of:
Paid-in capital	$75,342,257
Unrealized (depreciation) on investments	(15,828,760)

Total Net Assets	$59,513,497

Units of Membership Interests Outstanding (no par value, 400,000 authorized)	189,809
NET ASSET VALUE PER UNIT	$313.54

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statement of Operations

For the Year Ended October 31, 2005

NET INVESTMENT (LOSS) ALLOCATED FROM PORTFOLIO: (Note 1)
Interest income	$800,961
Dividend income	23,739
Expenses	(1,656,895)

Net investment (loss) allocated from Portfolio	(832,195)

FUND INVESTMENT INCOME:
Interest income	18,587

Total Fund Investment Income	18,587

FUND EXPENSES:
Administration fees (Note 2)	129,403
Professional fees	27,334
Printing fees	19,364
Board of Managers’ fees (Note 2)	11,000
Management fees (Note 2)	265
Miscellaneous expenses	11,810

Total Fund Expenses	199,176

NET INVESTMENT (LOSS)	(1,012,784)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO: (Note 1)
Net realized loss on investments	(5,413,260)
Net change in unrealized (depreciation) on investments	(1,280,520)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS ALLOCATED FROM PORTFOLIO	(6,693,780)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,706,564)

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2005	2004
OPERATIONS:
Net investment (loss)	$(1,012,784)	$(1,652,350)
Net realized (loss) on investments	(5,413,260)	(1,622,131)
Net change in unrealized (depreciation) on investments	(1,280,520)	(955,314)

Net (decrease) in net assets resulting from operations	(7,706,564)	(4,229,795)

DISTRIBUTIONS TO UNITHOLDERS	(6,643,315)	(0)

Net decrease in net assets	(14,349,879)	(4,229,795)

NET ASSETS:
Beginning of year	73,863,376	78,093,171

End of year	$59,513,497	$73,863,376

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Statement of Cash Flows

For the Year Ended October 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Decrease) in Net Assets Resulting from Operations	$(7,706,564)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net investment loss allocated from Excelsior Venture Partners III, LLC	832,195
Net realized loss allocated from Excelsior Venture Partners III, LLC	5,413,260
Net change in unrealized depreciation on investments allocated from Excelsior Venture Partners III, LLC	1,280,520
Distribution received from Excelsior Venture Partners III, LLC	6,904,147
Decrease in receivable from affiliate (Note 2)	32,775
Net decrease in short term investments	199,942
Increase in management fees payable	23
Decrease in Board of Managers’ fees payable	(12,500)
Decrease in other expenses payable	(23,447)

Net cash provided by operating activities	6,920,351

CASH FLOWS FROM FINANCING ACTIVITIES
Distribution to unitholders	(6,643,315)
Net increase in cash	277,036
Cash at beginning of year	70,609

Cash at end of year	$347,645

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

Excelsior Venture Investors III, LLC

Financial Highlights — Selected Per Unit Data and Ratios

Per Unit Operating Performance:(1)
	Year Ended October 31,							April 6, 2001 (Commencement of Operations) to October 31, 2001
	2005(4)		2004(4)		2003(4)	2002(4)
NET ASSET VALUE, BEGINNING OF PERIOD	$389.15		$411.43		$465.95	$492.50		$500.00
Deduction of offering costs from contributions	—		—		—	—		(1.39)
INCOME FROM INVESTMENT OPERATIONS:
Net investment (loss)	(5.34)		(8.71)		(7.83)	(5.59)		(0.64)
Net realized and unrealized (loss) on investment transactions	(35.27)		(13.57)		(46.69)	(20.96)		(3.96)

Total from investment operations	(40.61)		(22.28)		(54.52)	(26.55)		(4.60)

DISTRIBUTIONS	(35.00)		—		—	—		(1.51)

NET ASSET VALUE, END OF PERIOD	$313.54		$389.15		$411.43	$465.95		$492.50

TOTAL NET ASSET VALUE RETURN(6)	(11.43)%		(5.42)%		(11.70)%	(5.39)%		(1.11	)%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	$59,513		$73,863		$78,093	$88,441		$93,481
Ratios to Average Net Assets:
Gross Expenses	2.73%		2.73%		2.46%	2.62%		0.47	%(2)
Net Expenses	2.73%		2.60	%(7)	2.46%	2.38	%(5)	0.47	%(2)
Net Investment (Loss)	(1.49)%		(2.15)%		(1.81)%	(1.16)%		(0.13	)%(2)
Portfolio Turnover Rate	0	%(8)	0%		0%	0%		0	%(8)
(1)	Selected data for a unit of membership interest outstanding throughout each period.
(2)	Annualized.
(3)	Not annualized. The Return in the period ended October 31, 2001 includes the impact of the deduction of offering costs from contributions.
(4)	Implementation of new accounting provisions resulted in changes in the methodology of the calculations. See Note 1D for further discussion.
(5)	Net of expense reversals.
(6)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Fund during the period and assumes dividends and distributions, if any, were reinvested. The Fund’s units were issued in a private placement and are not traded. Therefore market value total investment return is not calculated.
(7)	Net of reimbursement from affiliate. See Note 2.
(8)	Calculation excludes distribution from Excelsior Venture Partners III, LLC.

See accompanying Notes and attached Financial Statements of Excelsior Venture Partners III, LLC

EXCELSIOR VENTURE INVESTORS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

Note 1 — Significant Accounting Policies

Excelsior Venture Investors III, (the “Fund”) is a non-diversified, closed-end management investment company which has registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on June 1, 2000. The Fund commenced operations on April 6, 2001. The Fund sold 189,809 units via a public offering which closed on May 11, 2001.

The Fund intends to achieve its investment objective of long-term capital appreciation by investing its assets primarily in Excelsior Venture Partners III, LLC (the “Portfolio”), a separate, closed-end, non-diversified investment company that has elected to be treated as a business development company or “BDC” under the Investment Company Act. The Fund and Portfolio share substantially the same investment objectives and policies.

Costs incurred in connection with the initial offering of units of the Fund during the period ended October 31, 2001 totaled $263,899. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Fund’s significant accounting policies. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The performance of the Fund is directly affected by the performance of the Portfolio, and the accounting policies of the Portfolio (such as valuation of investments of the Portfolio) will affect the Fund. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

A.  Investment Valuation:

The valuation of the Fund’s assets is dependent on the valuation of the Portfolio’s investment securities. Because the Fund invests its assets in interests of the Portfolio, the Fund’s net asset value will reflect the fair value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio’s assets and liabilities). As of October 31, 2005, the value of the Fund’s investment in the Portfolio was $59,260,913 and represented an ownership of 63.48% of the Portfolio. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

The Fund values portfolio securities quarterly and at other such times as, in the Board of Managers’ view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price may be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board of Managers or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost, which approximates market value.

The value for securities for which no public market exists is difficult to determine. Generally, such investment will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, an assessment of the investee company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Fund from the investments.

The Fund’s interest in the Portfolio is non-transferable and cannot be sold or redeemed. The duration of the Portfolio is ten years (subject to two 2-year extensions) from the final subscription closing (May 11, 2001), at which time the affairs of the Portfolio will be wound up and its net assets distributed pro rata to its members. However, the Portfolio expects to make periodic pro rata distributions from realized gains earned during the life of the Portfolio. Any distributions received by the Fund will be distributed pro rata to the members of the Fund.

At October 31, 2005, market quotations were not readily available for the Fund’s allocated share of the Portfolio’s securities valued at $40,625,993 or 68.26% of the Fund’s net assets. Such securities were valued by the Portfolio’s Investment Adviser, under the supervision of the Portfolio’s Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

B.  Security transactions and investment income:

The Fund records its proportionate share of the Portfolio’s income, expense and net realized and unrealized gain (or loss). Distributions from the Portfolio are recorded as a decrease in the cost basis of the Fund’s interest in the Portfolio.

The net unrealized gain or loss on investments which is included in the “Net Assets consist of” section in the statement of assets and liabilities reflects the Fund’s allocated share of the Portfolio’s unrealized gain (loss) on investments and the unrealized gain (loss) of the Fund’s other investments. However, the total unrealized gain (loss) on the Fund’s investment in the Portfolio includes cumulative allocated net investment loss and net realized loss of $(4,675,799) and $(7,034,881), respectively, which are included in the Fund’s Paid-In Capital.

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Fund interest income, adjusted for amortization of premiums and accretion of discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Fund dividend income is recorded on the ex-dividend date. The Fund accrues its own expenses.

C.  Income Taxes:

Under current law and based on certain assumptions and representations, the Fund intends to be treated as a partnership for Federal, state and local income tax purposes. By reason of this treatment, the Fund will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense.

The cost of the Fund’s investment in the Portfolio for federal tax purposes is based on amounts reported to the Fund on Schedule K-1 by the Portfolio. As of October 31, 2005, the Fund has not received information to determine the tax cost of the Portfolio as of October 31, 2005. At December 31, 2004, the Fund’s cost basis in the Portfolio for tax purposes was $87,470,834. After taking into account the distribution made to the Fund by the Portfolio during 2005, and based on the October 31, 2005 value of the Fund’s investment in the Portfolio, this results in an unrealized loss for tax purposes of $21,305,774.

D.  Other:

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The Fund adopted the provisions of the Guide as required on November 1, 2001 to reflect separately the Fund’s allocations of income, operating expenses, net realized gains or losses and change in unrealized appreciation or depreciation on investments as allocated from the Portfolio. Although the changes required by the Guide have no impact on net assets, net asset value or total net asset value return, the components of per unit operating performance and the ratios of expenses to average net assets and net investment loss to average net assets in the Financial Highlights would have been different had the requirements of the Guide not been implemented. As directed by the Guide, the financial highlights for the period ended October 31, 2001 have not been retroactively adjusted to conform to the Guide’s new requirements.

The Fund bears all of the costs of its operations.

Note 2 — Investment Advisory Fee and Related Party Transactions

Prior to June 1, 2003, U.S. Trust Company served during the reporting period as Investment Adviser to both the Fund and the Portfolio pursuant to separate Investment Advisory agreements with the Fund and the Portfolio. United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. served as Investment Sub-Advisers to the Portfolio pursuant to Investment Sub-Advisory Agreements with the Investment Adviser and the Portfolio. U.S. Trust Company, N.A. served as Investment Sub-Adviser to the Fund pursuant to an Investment Sub-Advisory Agreement with the Investment Adviser and the Fund. U.S. Trust Company was responsible for investing assets not invested in the Portfolio. In return for its services and expenses which U.S. Trust Company assumed under the Investment Advisory Agreement, the Fund paid U.S. Trust Company an advisory fee equal to an annual rate equal of 0.1% of the Fund’s average quarterly net assets that are not invested in the Portfolio, determined as of the end of each fiscal quarter. Any Fund assets invested in the Portfolio will not be subject to an advisory fee paid by the Fund, however, the Fund will be allocated its pro rata share of the management fee expense paid by the Portfolio via distributions from the Portfolio. Through the fifth anniversary of the Portfolio’s final subscription closing date on May 11, 2001, the Portfolio will pay U.S. Trust Company a management fee at an annual rate equal to 2.00% of the Portfolio’s average net assets, determined as of the end of each fiscal quarter, and 1.00% of net assets thereafter. Pursuant to the Investment Sub-Advisory Agreements, U.S. Trust Company paid investment management fees to U.S. Trust NY and U.S. Trust Company, N.A. for services provided to the Portfolio, and paid investment management fees to U.S. Trust Company, N.A. for services provided to the Fund. As of October 31, 2005, $66 was payable to the Investment Adviser.

In addition to the management fee, U.S. Trust Company is entitled to allocations and distributions equal to the Incentive Carried Interest on the Portfolio’s Direct Investments. The Incentive Carried Interest is an amount equal to 20% of the cumulative realized capital gains on all Direct Investments, determined net of cumulative realized capital losses and current unrealized depreciation on all of the Portfolio’s investments and cumulative net expenses of the Portfolio. Direct Investments means the Portfolio’s investments in domestic and foreign companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors and negotiated private investments in public companies. As of, and for the year ended, October 31, 2005, there was no Incentive Carried Interest earned by the Investment Adviser.

U.S. Trust NY is a New York state-chartered bank and trust company and a member of the Federal Reserve System. Effective June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A., a nationally chartered bank. As a result, U.S. Trust Company, N.A., acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division (“USTAMD”), serves as Investment Adviser to the Fund and the Portfolio. Pursuant to an assumption agreement dated June 1, 2003, U.S. Trust Company, N.A. has assumed the duties and obligations of U.S. Trust Company under the Agreement. The merger has no impact on the management or operations of the investment advisory functions performed for the Fund or the Portfolio, and does not constitute a change in control. U.S. Trust NY and U.S. Trust Company, N.A. are each a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is an indirect wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

Pursuant to an Administration, Accounting and Investor Services Agreement, the Fund and the Portfolio retain PFPC Inc. (“PFPC”), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., as administrator, accounting and investor servicing agent. In addition, PFPC Trust Company serves as the Fund’s custodian, and PFPC serves as transfer agent. In consideration for its services, the Fund (i) pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly assets subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $15,000 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. Fund administration fees for the year ended October 31, 2005 were $129,403, of which $52,471 was payable at October 31, 2005. The Portfolio pays PFPC a variable fee between 0.105% and 0.07% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $30,000, (ii) pays PFPC annual fees of approximately $15,000 for taxation services and (iii) will reimburse PFPC for out-of-pocket expenses. In order to eliminate members from paying duplicative expenses, assets of the Fund which are invested in the Portfolio are excluded from the Fund’s asset based fee.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, served as the Fund’s distributor for the offering of units. U.S. Trust Company paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. U.S. Trust Company or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Fund by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees exceeding 6.5% of the gross proceeds received by the Fund from its offering.

Each member of the Board of Managers receives $750 annually and $500 per Fund meeting and is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund. The Board of Managers of the Fund consists of the same persons as the Board of Managers of the Portfolio. For the year ended October 31, 2005, the Board of Managers’ fees totaled $11,000, of which $500 was payable at October 31, 2005.

On November 23, 2004, the Fund engaged Deloitte & Touche, LLP (“D&T”) as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2004, replacing Ernst & Young LLP (“E&Y”), the Fund’s prior independent registered public accounting firm. E&Y was terminated by the Fund on October 28, 2004 as a result of concerns regarding their independence at the time of issuance of their report on the Fund’s October 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Fund’s Adviser.

On December 16, 2004, Charles Schwab Corporation (“Schwab”) entered into an agreement with the Fund and other funds managed by the Investment Adviser whereby Schwab will fund a reserve account to be held by the Investment Adviser or its affiliate. This reserve account was established so that the Fund and other funds managed by the Investment Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of E&Y. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Fund, the other funds managed by the Investment Adviser or their respective shareholders. Schwab is an affiliate of the Fund’s Investment Adviser. In consideration of the funding of the reserve account, the Fund and the other funds managed by the Investment Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

Note 3 — Investments in Excelsior Venture Partners III, LLC

As of October 31, 2005, the Fund’s interest in the following issuers through direct investment and its investment in the Portfolio represented 5% or more of the Fund’s total net assets:

Portfolio Investments	Fair Value	Percentage of Fund’s Net Assets
Federal Farm Credit Bank Discount Note, 3.67% 11/02/05	$4,443,377	7.47%
Federal Home Loan Bank Discount Note, 3.68% 11/07/05	4,758,326	7.99%
Federal Home Loan Mortgage Corp. Discount Note, 3.72%, 11/08/05	3,171,868	5.33%
Pilot Software Inc., Preferred Series A	5,148,555	8.65%
LightConnect Inc., Preferred Series B and C	3,803,918	6.39%
OpVista Inc., Preferred Series B, C, D and E	4,878,075	8.20%
Silverback Systems Inc., Preferred Series B-1 and C, Notes and Warrants	4,265,029	7.17%
Ethertronics Inc., Preferred Series B and C	5,155,006	8.66%

	$35,624,154	59.86%

Note 4 — Pending Litigation

The Investment Adviser was contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”) and the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia, in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Investment Adviser has been providing full cooperation with respect to these Investigations and continues to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Investment Adviser and its affiliates, these Investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain mutual funds managed by the Investment Adviser. The short-term trading activities permitted under these arrangements have been terminated and the Investment Adviser has strengthened its policies and procedures to deter frequent trading.

The Investment Adviser, certain of its affiliates and others have also been named in five class actions which allege that the Investment Adviser, certain of its affiliates and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the Investment Adviser. Each seeks unspecified monetary damages and related equitable relief. The Investment Adviser, certain of its affiliates and others have also been named in two derivative actions alleging breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the investor class action suits and in the derivative suits. Plaintiffs’ claims under Sections 10(b) and 20 of the Securities Exchange Act and under Section 36(b) of the Investment Company Act, however, have not been dismissed. Currently, these rulings are subject to reconsideration motions by the parties. It is anticipated that discovery will commence soon with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Investment Adviser believes that the pending Investigations and private lawsuits are not likely to materially affect the Investment Adviser’s ability to provide investment management services to the Fund. The Fund is not a subject of the Investigations nor party to the lawsuits described above.

Note 5 — Guarantees

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 — Subsequent Event

On December 15, 2005, the Board of Managers of the Fund approved an assumption agreement pursuant to which UST Advisers, Inc. (“USTA”) will assume all of USTAMD’s obligations under the Investment Advisory Agreement. Effective December 16, 2005, USTAMD will cease serving as Investment Adviser to the Fund and USTA will serve as Investment Adviser to the Fund.

USTA, a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A., is registered as an investment adviser with the Securities and Exchange Commission.

Deloitte & Touche LLP Two World Financial Center New York, NY 10281-1414 USA Tel: +1 212 436 2000 Fax: +1 212 436 5000 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of

Excelsior Venture Investors III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Investors III, LLC (the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2002 and for the period April 6, 2001(commencement of operations) to October 31, 2001 were audited by other auditors whose report, dated December 17, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and the management of the investment fund. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1(A), the portfolio of investments include the Fund’s proportionate share of the investment securities held by Excelsior Venture Partners III, LLC, valued at $40,625,993 as of October 31, 2005, representing 68.26% of the Fund’s net assets, whose values have been estimated by the Investment Adviser, under the supervision of the Board of Managers, in the absence of readily ascertainable market values. We have reviewed the procedures used by the Investment Adviser in preparing the valuations of investment securities and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, in the case of those securities with no readily ascertainable market value, because of the inherent uncertainty of valuation, the Investment Adviser’s estimate of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Venture Investors III, LLC as of October 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

December 23, 2005

Member of

Deloitte Touche Tohmatsu

Excelsior Venture Investors III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager

Disinterested Managers

Mr. Gene M. Bernstein, 58 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Fund inception	Director of NIC Holding Corp; Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001; prior to that Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Victor F. Imbimbo, 53 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Fund inception	Since October 2002, Mr. Imbimbo has directed healthcare marketing in the United States for TBWA\Chiat\Day, a division of the global marketing agency TBWA. Prior to this, he was President of Bedrock Communications, Inc., a consulting company addressing the merger of traditional and digital communications solutions for the general and healthcare markets. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Stephen V. Murphy, 60 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Fund inception	President of S.V. Murphy & Co., Inc., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC. He also serves on the board of directors of The First of Long Island Corporation and The First National Bank of Long Island.	4

Interested Manager

Mr. John C. Hover II, 62 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Chairman of the Board	Since Fund inception	Executive Vice President of U.S. Trust (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC. He also serves on the board of directors of Tweedy, Brown Fund, Inc.	3

Mr. Hover is considered an “interested person”, as defined by the 1940 Act, of the Fund due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

Excelsior Venture Investors III, LLC

Fund Management (Unaudited) — (continued)

Information pertaining to the officers of the Fund is set forth below.

Name, Address and Age	Position(s) Held with the Fund	Length of Time Served	Principal Occupation During Past Five Years
Mr. Robert Aufenanger, 52 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Treasurer	Since April, 2003	Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Mr. Timothy Leach, 50* U.S. Trust Company 114 W. 47th Street New York, NY 10036	Co-Chief Executive Officer	Since June, 2005	Head of U.S. Trust Western Region (10/05 to present); Executive Vice President and Chief Investment Officer of U.S. Trust (5/04 to10/05); Executive Vice President and Chief Investment Officer of Wells Fargo Private Client Services, Chief Executive Officer of Wells Fargo Alternative Asset Management, and Chief Executive Officer of and President of Wells Fargo Private Investment Advisors (5/99 to 12/03); Board of Trustees of Aquila Mutual Funds (2/00 to 6/02).

Mr. Lee A. Gardella, 38 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since Fund inception	Senior Vice President, U.S. Trust

Mr. Raghav V. Nandagopal, 43 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since June, 2005	Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital

Ms. Sharon Davison, 51** U.S. Trust Company 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since October, 2004	Director of Securities & Corporate Compliance, U.S. Trust Co; prior to U.S. Trust, Ms. Davison served as Director of Special Investigations at the New York Stock Exchange and as Senior Counsel in the Division of Market Surveillance at the New York Stock Exchange

All officers of the Fund are employees and/or officers of the Investment Adviser.

Officers of the Fund are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

*	On December 15, 2005, Mr. Leach resigned as the Fund’s Co-Chief Executive Officer. On December 15, 2005, Leo P. Grohowski was appointed by the Board of Managers to be the Fund’s Co-Chief Executive Officer.
**	Sharon Davison resigned as the Fund’s chief compliance officer, effective as of the close of business on November 28, 2005. On December 15, 2005, Stefanie Firtell was selected to be the Fund’s chief compliance officer.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Fund and is available without charge, upon request by calling (800) 647-6972.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding proxy votes cast by the Fund (if any) is available without charge, upon request, by calling the Fund at 800-647-6972 or on the website of the Securities and Exchange Commission at http://www.sec.gov.

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

EXCELSIOR

VENTURE PARTNERS III, LLC

ANNUAL REPORT

October 31, 2005

Excelsior Venture Partners III, LLC

Portfolio of Investments at October 31, 2005

Principal Amount/ Shares		Acquisition Date ##	Value (Note 1)
MONEY MARKET INSTRUMENTS — 29.44%
$7,000,000	Federal Farm Credit Bank Discount Note 3.67%, 11/2/05		$6,999,286
4,000,000	Danske Commercial Paper 3.82%, 11/7/05		3,997,453
7,500,000	Federal Home Loan Bank Discount Note 3.68%, 11/07/05		7,495,400
5,000,000	Federal Home Loan Mortgage Corp. Discount Note 3.72%, 11/08/05		4,996,383
4,000,000	Morgan Stanley Commercial Paper 3.84%, 11/08/05		3,997,013

	TOTAL MONEY MARKET INSTRUMENTS (Cost $27,485,535)		27,485,535

PRIVATE COMPANIES ** — 58.88%
Common Stocks #, @ — 0.00%
Capital Equipment — 0.00%
157,396	MIDAS Vision Systems, Inc.	03/03	—

Enterprise Software — 0.00%
1,000,000	***Cydelity, Inc.	01/04	—

Life Sciences — 0.00%
46,860	Genoptix, Inc.	07/03	—

	TOTAL COMMON STOCKS (Cost $5,247,500)		—

Preferred Stocks # — 53.56%
Capital Equipment @ — 0.00%
933,593	MIDAS Vision Systems, Inc., Series A-1	03/03	—

Enterprise Software @ — 13.40%
19,995,000	***Cydelity, Inc., Series A	01/04	—
6,530,581	***LogicLibrary, Inc., Series A	01/02, 12/04, 02/05 & 08/05	2,985,916
3,080,464	***LogicLibrary, Inc., Series A-1	08/03 & 05/04	1,408,450
46,362,656	***Pilot Software Inc., Series A	05/02, 04/03, 06/05	8,110,096

			12,504,462

Life Sciences — 5.76%
1,999,999	Archemix Corporation, Series A	08/02, 01/03, 11/03	1,999,999
466,666	Archemix Corporation, Series B	03/04 & 09/04	466,666
942,481	Genoptix, Inc., Series 1-A @	08/04	950,822
1,403,696	Genoptix, Inc., Series 1-B @	08/04	950,822
620,580	Genoptix, Inc., Series 1-C @	08/04, 01/05	554,178
728,413	Genoptix, Inc., Series 1-D @	05/05	461,815

			5,384,302

Medical Technology @ — 2.60%
4,166,667	Tensys Medical, Inc., Series C	03/02	1,887,160
1,187,500	Tensys Medical, Inc., Series D	05/04	537,840

			2,425,000

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments at October 31, 2005 — (continued)

Principal Amount/ Shares		Acquisition Date ##	Value (Note 1)
PRIVATE COMPANIES **, @ — (continued)
Preferred Stocks # — (continued)
Optical @ — 18.01%
4,330,504	LightConnect, Inc., Series B	07/01	$5,000,000
12,292,441	LightConnect, Inc., Series C	12/02	992,000
956,234	NanoOpto Corporation, Series A-1	10/01 & 3/02	1,116,350
3,023,399	NanoOpto Corporation, Series B	09/03, 11/03, 01/04, 07/04	1,286,155
1,682,470	NanoOpto Corporation, Series C	03/05	733,389
5,333,333	OpVista, Inc., Series B	07/01	—
12,671,059	OpVista, Inc., Series C	09/03	5,000,000
10,368,483	OpVista, Inc., Series D	11/04	1,058,000
15,935,224	OpVista, Inc., Series E	05/05, 06/05	1,626,030

			16,811,924

Semi-Conductor @ — 5.09%
7,000,000	Chips & Systems, Inc., Series A	03/04	—
2,211,898	Silverback Systems, Inc., Series B-1	03/03 & 09/03	1,415,615
34,364,257	Silverback Systems, Inc., Series C	03/03, 09/03, 04/04	3,333,333

			4,748,948

Wireless @ — 8.70%
4,433,333	Ethertronics, Inc., Series B	06/01, 09/02, 07/03, 05/04	6,650,000
980,172	Ethertronics, Inc., Series C	05/05, 10/05	1,470,258

			8,120,258

	TOTAL PREFERRED STOCKS (Cost $65,779,204)		49,994,894

Notes @ — 5.32%
Enterprise Software — 3.21%
$3,000,000	***Cydelity, Inc., 8.00% Bridge Note, March, 2006	12/04, 01/05, 02/05, 03/05, 04/05, 05/05, 07/05	3,000,000

Semi-Conductor — 2.11%
1,441,133	Chips & Systems, Inc., 6.00% Bridge Note, March 2005 #	11/04, 01/05, 02/05	—
1,333,335	Silverback Systems, Inc., 5.00% Bridge Note, January 2006	01/05 & 04/05	1,333,335
635,871	Silverback Systems, Inc., 5.00% Bridge Note, July 2006	07/05	635,871

			1,969,206

	TOTAL NOTES (Cost $6,410,339)		4,969,206

Warrants #, @ — 0.00%
Enterprise Software — 0.00%
7,500,000	***Cydelity, Inc. Series A (expiration dates 12/08 and 07/09)	12/04 & 07/05	—

Optical — 0.00%
229,410	NanoOpto Corp. Series C (expiration date 12/09)	12/04	—

Notes to Financial Statements are an Integral Part of these Financial Statements.

Excelsior Venture Partners III, LLC

Portfolio of Investments at October 31, 2005 — (continued)

Shares		Acquisition Date ##	Value (Note 1)
PRIVATE COMPANIES **, @ — (continued)
Warrants #, @ — (continued)
Semiconductor — 0.00%
4,173,033	Silverback Systems, Inc. Series C (expiration date 01/12 and 07/12)	01/05, 04/05, 07/05	$196

Wireless — 0.00%
281,667	Ethertronics, Inc. Series B (expiration date 09/07)	09/02, 07/03, 08/03	—
163,580	Ethertronics, Inc. Series C (expiration date 01/09)	05/05, 10/05	—

	TOTAL WARRANTS (Cost $196)		196

	TOTAL — PRIVATE COMPANIES (Cost $77,437,239)		54,964,296

Percent Owned
PRIVATE INVESTMENT FUNDS **, # — 9.68%
0.39%	Advanced Technology Ventures VII, L.P.	08/01-10/05	919,392
1.55%	Burrill Life Sciences Capital Fund	12/02-10/05	988,026
1.35%	CHL Medical Partners II, L.P.	01/02-08/05	630,925
1.04%	CMEA Ventures, L.P.	12/03-10/05	532,630
0.36%	Morgenthaler Partners VII, L.P.	07/01-08/05	1,505,173
0.57%	Prospect Ventures Partners II, L.P.	06/01-10/05	1,756,519
0.98%	Sevin Rosen Fund IX, L.P.	10/04-10/05	705,979
2.36%	Tallwood II, L.P.	12/02-08/05	1,072,808
1.70%	Valhalla Partners, L.P.	10/03-10/05	919,041

	TOTAL — PRIVATE INVESTMENT FUNDS (Cost $10,373,375)		9,030,493

Shares
INVESTMENT COMPANIES — 1.19%
1,112,759	Dreyfus Government Cash Management Fund Institutional Shares (Cost $1,112,759)		1,112,759

TOTAL INVESTMENTS (Cost $116,408,908)		99.19%	92,593,083
OTHER ASSETS & LIABILITIES (NET)		0.81%	755,764

NET ASSETS		100.00%	$93,348,847

**	Restricted as to public resale. Acquired between June 1, 2001 and October 31, 2005. Total cost of restricted securities at October 31, 2005 aggregated $87,810,614. Total value of restricted securities owned at October 31, 2005 was $63,994,789 or 68.55% of net assets.
#	Non-income producing securities.
@	At October 31, 2005, the Company owned 5% or more of the company’s outstanding voting shares thereby making the company an affiliate as defined by the Investment Company Act of 1940. Total value of affiliated securities owned at October 31, 2005 (including investments in controlled affiliates) was $52,497,631.
***	At October 31, 2005, the Company owned 25% or more of the company’s outstanding voting shares or a controlling interest thereby making the company a controlled affiliate as defined by the Investment Company Act of 1940. Total value of controlled affiliated securities owned at October 31, 2005 was $15,504,462.
##	Disclosure is required for restricted securities only.

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Assets and Liabilities

October 31, 2005

ASSETS:
Investments in unaffiliated issuers, at value (Cost $41,438,334)	$40,095,452
Investments in controlled affiliated issuers, at value (Cost $19,504,462)	15,504,462
Investments in non-controlled affiliated issuers, at value (Cost $55,466,112)	36,993,169

Total Investments, at value (Note 1) (Cost $116,408,908)	92,593,083

Cash	574,146
Receivable for securities sold	600,031
Interest receivable	182,860
Prepaid insurance	2,380
Other receivables	1,945

Total Assets	93,954,445

LIABILITIES:
Management fees payable (Note 2)	469,295
Professional fees payable	64,255
Administration fees payable (Note 2)	53,861
Board of Managers’ fees payable (Note 2)	8,000
Other payables	10,187

Total Liabilities	605,598

NET ASSETS	$93,348,847

NET ASSETS consist of:
Paid-in capital	$117,164,672
Unrealized (depreciation) on investments	(23,815,825)

Total Net Assets	$93,348,847

Units of Membership Interests Outstanding (Unlimited number of no par value units authorized)	295,210
NET ASSET VALUE PER UNIT	$316.21

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Operations

For the Year Ended October 31, 2005

INVESTMENT INCOME:
Interest income from unaffiliated investments	$962,657
Interest income from affiliated investments	299,031
Dividend income	37,394

Total Investment Income	1,299,082

EXPENSES:
Management fees (Note 2)	2,082,454
Professional fees	224,021
Administration fees (Note 2)	134,829
Insurance fees	63,069
Board of Managers’ fees (Note 2)	60,000
Custodian fees	29,175
Miscellaneous expenses	16,423

Total Expenses	2,609,971

NET INVESTMENT (LOSS)	(1,310,889)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS: (Note 1)
Net realized (loss) on affiliated investments	(10,112,825)
Net realized gain on unaffiliated investments	1,585,762
Net change in unrealized (depreciation) on investments	(2,017,098)

NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS	(10,544,161)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(11,855,050)

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	Year Ended October 31,
	2005	2004
OPERATIONS:
Net investment (loss)	$(1,310,889)	$(2,318,381)
Net realized (loss) on investments	(8,527,063)	(2,555,211)
Net change in unrealized (depreciation) on investments	(2,017,098)	(1,504,828)

Net (decrease) in net assets resulting from operations	(11,855,050)	(6,378,420)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions	(10,875,536)	—

Net (decrease) in net assets	(22,730,586)	(6,378,420)

NET ASSETS:
Beginning of year	116,079,433	122,457,853

End of year	$93,348,847	$116,079,433

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Statement of Cash Flows

For the Year Ended October 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (Decrease) in Net Assets Resulting from Operations	$(11,855,050)
Adjustments to reconcile net (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(21,298,464)
Proceeds received from the sale of investments and distributions from private investment funds	16,964,454
Realized loss on sale of investments — net	8,527,063
Net change in unrealized depreciation on investments	2,017,098
Change in short-term investments — net	16,927,902
Increase in interest receivable	(172,285)
Decrease in other receivables	641,754
Decrease in prepaid insurance	1,411
Decrease in management fees payable	(114,274)
Decrease in Board of Managers’ fees payable	(60,000)
Decrease in other expenses payable	(129,927)

Net cash provided by operating activities	11,449,682

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions to unitholders	(10,875,536)

Net cash used in financing activities	(10,875,536)

Net increase in cash	574,146
Cash at beginning of year	—

Cash at end of year	$574,146

SUPPLEMENTAL INFORMATION:
Non-cash distributions received from private investment funds	$88,121

Notes to Financial Statements are an integral part of these Financial Statements.

Excelsior Venture Partners III, LLC

Financial Highlights — Selected Per Unit Data and Ratios

Per Unit Operating Performance:(1)
	Year Ended October 31,						April 5, 2001 (Commencement of Operations) to October 31, 2001
	2005	2004		2003	2002
NET ASSET VALUE, BEGINNING OF PERIOD	$393.21	$414.82		$469.14	$495.99		$500.00
Deduction of offering cost from contributions	—	—		—	—		(4.97)
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(4.44)	(7.85)		(7.04)	(5.62)		2.81
Net realized and unrealized (loss) on investment transactions	(35.72)	(13.76)		(47.28)	(21.23)		(0.20)

Total from investment operations	(40.16)	(21.61)		(54.32)	(26.85)		2.61

DISTRIBUTIONS	(36.84)	—		—	—		(1.65)

Total Distributions	(36.84)	—		—	—		(1.65)

NET ASSET VALUE, END OF PERIOD	$316.21	$393.21		$414.82	$469.14		$495.99

TOTAL NET ASSET VALUE RETURN(5)	(11.24)%	(5.21)%		(11.58)%	(5.41)%		(0.41	)%(3)

RATIOS AND SUPPLEMENTAL DATA(7):
Net Assets, End of Period (000’s)	$93,349	$116,079		$122,458	$138,495		$146,421
Ratios to Average Net Assets:
Gross Expenses	2.45%	2.45%		2.27%	2.43%		1.35	%(2)
Net Expenses	2.45%	2.37	%(6)	2.27%	2.36	%(4)	1.32	%(2)
Net Investment Income (Loss)	(1.23)%	(1.92)%		(1.61)%	(1.15)%		0.58	%(2)
Portfolio Turnover Rate	24%	11%		0%	0%		0%
(1)	Selected data for a unit of membership interest outstanding through each period.
(2)	Annualized.
(3)	Not annualized. Percentage includes the impact of the deduction of offering costs from contributions.
(4)	Net of organization expense reversal.
(5)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period, and assumes dividends and distributions, if any, were reinvested. The Company’s units were issued in a private placement and are not traded. Therefore market value total investment return is not calculated.
(6)	Net of reimbursement from affiliate. See Note 2.
(7)	Income and expense ratios do not reflect the Company’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Underlying Funds.

Notes to Financial Statements are an integral part of these Financial Statements.

EXCELSIOR VENTURE PARTNERS III, LLC

NOTES TO FINANCIAL STATEMENTS

October 31, 2005

Note 1 — Significant Accounting Policies

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company which has elected to be treated as a business development company or “BDC” under the Investment Company Act of 1940, as amended. The Company was established as a Delaware limited liability company on February 18, 2000. The Company commenced operations on April 5, 2001. The duration of the Company is ten years (subject to two 2-year extensions) from the final subscription closing which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members as soon as is practicable.

As a BDC, the Company must be primarily engaged in the business of furnishing capital and making available managerial assistance to companies that generally do not have ready access to capital through conventional financial channels. The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies and, to a lesser extent, domestic and international private funds, negotiated private investments in public companies and international direct investments that the Investment Adviser believes offer significant long-term capital appreciation potential. Venture capital and private investment companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered.

Costs incurred in connection with the initial offering of units totaled $1,468,218. Each member’s pro rata share of these costs was deducted from his, her or its initial capital contribution.

The following is a summary of the Company’s significant accounting policies. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed in the preparation of the financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

A.  Investment Valuation:

The Company values portfolio securities quarterly and at such other times as, in the Board of Managers’ view, circumstances warrant. Securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser (as defined below) or a committee of the Board of Managers or both under the supervision of the Board of Managers pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less from the date of purchase are valued at amortized cost, which approximates fair value.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a “going concern” basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the “private market” or “appraisal” methods of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, an assessment of the investee company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be estimated regularly by the Investment Adviser or a committee of the Board of Managers and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Company from the investments.

The valuation of the Company’s Private Investment Funds is based upon its pro-rata share of the value of the net assets of the Private Investment Fund as determined by such Private Investment Fund, in accordance with its partnership agreement, constitutional or other documents governing such valuation, on the valuation date. If such valuation with respect to the Company’s investments in Private Investment Funds is not available by reason of timing or other event on the valuation date, or are deemed to be unreliable by the Investment Adviser, the Investment Adviser, under supervision of the Board of Managers, shall determine such value based on its judgment of fair value on the appropriate date, less applicable charges, if any.

At October 31, 2005, market quotations were not readily available for the Company’s portfolio of securities valued at $63,994,789 or 68.55% of the Company’s net assets. Such securities were valued by the Investment Adviser, under the supervision of the Board of Managers. Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

B.  Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and accretion of discounts on fixed income investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

C.  Income taxes:

Under current law and based on certain assumptions and representations, the Company intends to be treated as a partnership for federal, state and local income tax purposes. By reason of this treatment, the Company will itself not be subject to income tax. Rather, each member, in computing income tax, will include his, her or its allocable share of Company items of income, gain, loss, deduction and expense.

The cost of the Private Investment Funds for federal tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Investment Funds. As of October 31, 2005, the Company has not received information to determine the tax cost of the Private Investment Funds as of October 31, 2005. At December 31, 2004, the Private Investment Funds had a cost basis for tax purposes of $6,388,718. Based on values of the Private Investment Funds as of October 31, 2005, and after adjustment for purchases and sales between December 31, 2004 and October 31, 2005, this results in net unrealized depreciation for tax purposes on the Private Investment Funds of $161,598, consisting of gross appreciation of $221,256 and gross depreciation of $382,854. The cost basis for federal tax purposes of the Company’s other investments is $106,035,533, and those investments had net depreciation on a tax basis at October 31, 2005 of $22,472,943, consisting of gross appreciation of $0 and gross depreciation of $22,472,943.

Note 2 — Investment Advisory Fee, Administration Fee and Related Party Transactions

Prior to June 1, 2003, and pursuant to an Investment Advisory Agreement (the “Agreement”), U.S. Trust Company served during the reporting period as the Investment Adviser to the Company pursuant to an Investment Advisory Agreement with the Company. Under the Agreement for the services provided, the Investment Adviser is entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s average quarterly net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. Prior to June 1, 2003, and pursuant to sub-advisory agreements among the Company, U.S. Trust Company, United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A., U.S. Trust NY and U.S. Trust Company, N.A. served as the investment sub-advisers to the Company and received an investment management fee from the Investment Adviser.

U.S. Trust NY is a New York state-chartered bank and trust company and a member of the Federal Reserve System. Effective June 1, 2003, U.S. Trust Company merged into U.S. Trust Company, N.A., a nationally chartered bank. Pursuant to an assumption agreement dated June 1, 2003, U.S. Trust Company, N.A. has assumed the duties and obligations of U.S. Trust Company under the Agreement. As a result, U.S. Trust Company, N.A., acting through its registered investment advisory division, U.S. Trust Company, N.A. Asset Management Division (“USTAMD”), serves as Investment Adviser to the Company with U.S. Trust NY, acting through its registered investment advisory division, U.S. Trust — New York Asset Management Division, serving as a sub-investment adviser. The merger has no impact on the management or operations of the investment advisory functions performed for the Company, and does not constitute a change in control. U.S. Trust NY and U.S. Trust Company, N.A. are each a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is an indirect wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”). As of October 31, 2005, $469,295 was payable to the Investment Adviser.

In addition to the management fee, the Investment Adviser is entitled to allocations and distributions equal to the Incentive Carried Interest. The Incentive Carried Interest is an amount equal to 20% of the Company’s cumulative realized capital gains on Direct Investments, net of cumulative realized capital losses and current unrealized capital depreciation on all of the Company’s investments and cumulative net expenses of the Company. Direct Investments means Company investments in domestic and foreign companies in which the equity is closely held by company founders, management, and/or a limited number of institutional investors and negotiated private investments in public companies. As of and for the year ended October 31, 2005, there was no Incentive Carried interest earned by the Investment Adviser.

Pursuant to an Administration, Accounting and Investor Services Agreement, the Company retains PFPC Inc. (“PFPC”), a majority-owned subsidiary of The PNC Financial Services Group, as administrator, accounting and investor services agent. In addition, PFPC Trust Company serves as the Company’s custodian. In consideration for its services, the Company (i) pays PFPC a variable fee between 0.07% and 0.105%, based on average quarterly net assets, payable monthly, subject to a minimum quarterly fee of approximately $30,000, (ii) pays annual fees of approximately $15,000 for taxation services and (iii) reimburses PFPC for out-of-pocket expenses. Administration fees for the year ended October 31, 2005 amounted to $134,829, of which $53,861 was payable at October 31, 2005.

Charles Schwab & Co., Inc. (the “Distributor”), the principal subsidiary of Schwab, served as the Company’s distributor for the offering of units. The Investment Adviser paid the Distributor from its own assets an amount equal to 0.02% of the total of all subscriptions received in the offering. The Investment Adviser or an affiliate will pay the Distributor an on-going fee for the sale of units and the provision of ongoing investor services in an amount equal to the annual rate of 0.45% of the average quarterly net asset value of all outstanding units held by investors introduced to the Company by the Distributor through the fifth anniversary of the final subscription closing date and at the annual rate of 0.22% thereafter, subject to elimination upon all such fees totaling 6.5% of the gross proceeds received by the Company from the offering.

Each member of the Board of Managers receives $7,000 annually, $2,000 per meeting attended and is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of U.S. Trust Corporation, or its subsidiaries, who serves as an officer, manager or employee of the Company receives any compensation from the Company. For the year ended October 31, 2005, the Board of Managers’ fees totaled $60,000, of which $8,000 was payable at October 31, 2005.

As of October 31, 2005, Excelsior Venture Investors III, LLC had an investment in the Company of $59,260,913. This represents an ownership interest of 63.48% in the Company.

On November 23, 2004, the Company engaged Deloitte & Touche, LLP (“D&T”) as the Company’s independent registered public accounting firm for the fiscal year ended October 31, 2004, replacing Ernst & Young LLP (“E&Y”), the Company’s prior independent registered public accounting firm. E&Y was terminated by the Company on October 28, 2004 as a result of concerns regarding their independence at the time of issuance of their report on the Company’s October 31, 2003 financial statements. These concerns were the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Company’s Adviser.

On December 16, 2004, Charles Schwab Corporation (“Schwab”) entered into an agreement with the Company and other funds managed by the Investment Adviser whereby Schwab will fund a reserve account to be held by the Investment Adviser or its affiliate. This reserve account was established so that the Company and other funds managed by the Investment Adviser will be able to draw upon it to pay in full all costs incurred related to the termination of E&Y. This agreement was executed in order to ensure that these costs related to the termination of E&Y are not borne by the Company, the other funds managed by the Investment Adviser or their respective shareholders. Schwab is an affiliate of the Company’s Investment Adviser. In consideration of the funding of the reserve account, the Company and the other funds managed by the Investment Adviser subrogated all of their claims, causes of action and rights against E&Y for payment of these expenses to Schwab.

Note 3 — Purchases and Sales of Securities

Excluding short-term investments, the Company had $21,298,464 in purchases and $16,964,454 in sales of securities for the year ended October 31, 2005.

Note 4 — Commitments

As of October 31, 2005, the Company had outstanding investment commitments totaling $14,556,346.

Note 5 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividend income from affiliated companies during the year ended October 31, 2005. Transactions with companies, which are or were affiliates were as follows:

			For the Year Ended October 31, 2005
Name of Investment	Shares/ Principal Amount Held at October 31, 2004	October 31, 2004 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2005	October 31, 2005 Value (Note 1)
Controlled Affiliates
Pilot Software Inc., Series A Preferred	20,000,000	$4,000,000	$4,110,096	$—	$—	$—	46,362,656	$8,110,096
Pilot Software Inc., Bridge Note, 9%	750,000	750,000	1,500,000	(2,250,000)	101,034	—	—	—
LogicLibrary, Inc., Series A Preferred	4,374,256	2,000,000	985,916	—	—	—	6,530,581	2,985,916
LogicLibrary, Inc., Series A-1 Preferred	3,080,464	1,408,450	—	—	—	—	3,080,464	1,408,450
Cydelity Inc. Series A Preferred	19,995,000	4,000,000	—	—	—	—	19,995,000	—
Cydelity Inc. Common Stock	1,000,000	—	—	—	—	—	1,000,000	—
Cydelity Inc. Series A Warrants	—	—	—	—	—	—	7,500,000	—
Cydelity Inc., Bridge Note, 8%	—	—	3,000,000	—	123,531	—	3,000,000	3,000,000

Total Controlled Affiliates		$12,158,450	$9,596,012	$(2,250,000)	$224,565	$—		$15,504,462
Non-Controlled Affiliates
Adeza Biomedical Corp., Series 5 Preferred	647,948	$3,000,000	$—	$(6,932,996)	$—	$3,932,996	—	$—
Cenquest, Inc., Series 2 Preferred	4,425	—	—	—	—	(2,000,000)	—	—
Chips & Systems, Inc., Series A Preferred	7,000,000	3,500,000	—	—	—	—	7,000,000	—
Chips & Systems, Inc. Bridge Note	—	—	1,441,133	—	4,084	—	1,441,133	—
Ethertronics, Inc., Series B Preferred	4,433,333	6,650,000	—	—	—	—	4,433,333	6,650,000

			For the Year Ended October 31, 2005
Name of Investment	Shares/ Principal Amount Held at October 31, 2004	October 31, 2004 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2005	October 31, 2005 Value (Note 1)
Ethertronics, Inc., Series B Warrants	281,667	$—	$—	$—	$—	$—	281,667	$—
Ethertronics, Inc., Series C Warrants	—	—	—	—	—	—	163,580	—
Ethertronics, Inc., Bridge Note	—	—	250,000	(250,000)	3,311	—	—	—
Ethertronics, Inc., Series C Preferred	—	—	1,470,258	—	—	—	980,172	1,470,258
Genoptix, Inc., Series 1-A Preferred	942,481	1,253,500	—	—	—	—	942,481	950,822
Genoptix, Inc., Series 1-B Preferred	1,403,696	1,250,000	—	—	—	—	1,403,696	950,822
Genoptix, Inc., Common Stock	46,860	—	—	—	—	—	46,860	—
Genoptix, Inc., Series 1-C Preferred	310,290	277,089	277,089	—	—	—	620,580	554,178
Genoptix, Inc., Series 1-D Preferred	—	—	461,815	—	—	—	728,413	461,815
LightConnect, Inc., Series B Preferred	4,330,504	5,000,000	—	—	—	—	4,330,504	5,000,000
LightConnect, Inc., Series C Preferred	12,292,441	992,000	—	—	—	—	12,292,441	992,000
MIDAS Vision Systems, Inc., Series A-1 Preferred	933,593	—	—	—	—	—	933,593	—
MIDAS Vision Systems, Inc., Common Stock	157,396	—	—	—	—	—	157,396	—
Monterey Design Systems, Inc., Common Stock	708,955	—	—	—	—	(4,750,000)	—	—
Monterey Design Systems, Inc., Series 2 Preferred	3,333,333	600,000	—	(781,176)	—	(2,218,825)	—	—
NanoOpto Corp., Series A-1 Preferred	956,234	—	—	—	—	—	956,234	1,116,350
NanoOpto Corp., Series B Preferred	3,023,399	1,655,119	—	—	—	—	3,023,399	1,286,155
NanoOpto Corp., Bridge Note	—	—	500,000	(511,288)	11,288	—	—	—
NanoOpto Corp., Series C Preferred	—	—	—	—	—	—	1,682,470	733,389
NanoOpto Corp., Series C Warrants	—	—	—	—	—	—	229,410	—
OpVista, Inc., Series B Preferred	5,333,333	—	—	—	—	—	5,333,333	—
OpVista, Inc., Series C Preferred	12,671,059	5,000,000	—	—	—	—	12,671,059	5,000,000
OpVista, Inc., Series D Preferred	—	—	1,058,000	—	—	—	10,368,483	1,058,000
OpVista, Inc., Series E Preferred	—	—	1,626,030	—	—	—	15,935,224	1,626,030

			For the Year Ended October 31, 2005
Name of Investment	Shares/ Principal Amount Held at October 31, 2004	October 31, 2004 Value	Purchases/ Conversion Acquisitions	Sale/ Conversion Proceeds	Interest Received	Realized Gain (Loss)	Shares/ Principal Amount Held at October 31, 2005	October 31, 2005 Value (Note 1)
Silverback Systems, Inc., Series B-1 Preferred	2,211,898	$450,051	$—	$—	$—	$—	2,211,898	$1,415,615
Silverback Systems, Inc., Series C Preferred	34,364,257	4,298,896	—	—	—	—	34,364,257	3,333,333
Silverback Systems, Inc., 5% Bridge Notes	—	—	1,969,206	—	55,783	—	1,969,206	1,969,206
Silverback Systems, Inc., Series C Warrant	—	—	196	—	—	—	4,173,033	196
Tensys Medical, Inc., Series C Preferred	4,166,667	5,000,000	—	—	—	—	4,166,667	1,887,160
Tensys Medical, Inc., Series D Preferred	1,187,500	1,425,000	—	—	—	—	1,187,500	537,840
Virtual Silicon Technology, Inc., Series C Preferred	3,096,551	5,000,000	—	(607,446)	—	(4,392,554)	—	—
Virtual Silicon Technology, Inc., Bridge Note	88,738	88,738	492,862	—	—	(492,862)	—	—

Total Non-Controlled Affiliates		$45,440,393	$9,546,589	$(9,082,906)	$74,466	$(9,921,245)		$36,993,169

As of October 31, 2005, Archemix Corporation is no longer considered to be an affiliated company. LogicLibrary, Inc. has also been reclassified from a non-controlled affiliate to a controlled affiliate.

In addition, $191,580 of a receivable for the liquidation of Gyration, Inc. securities (which was a non-controlled affiliate prior to the Company’s disposition of those securities) during the year ended October 31, 2004 was written off as a realized loss during the year ended October 31, 2005.

Note 6 — Pending Litigation

The Investment Adviser was contacted in September 2003 by the Office of the New York State Attorney General (the “NYAG”) and the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia, in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Investment Adviser has been providing full cooperation with respect to these Investigations and continues to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Investment Adviser and its affiliates, these Investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of shares of certain mutual funds managed by the Investment Adviser. The short-term trading activities permitted under these arrangements have been terminated and the Investment Adviser has strengthened its policies and procedures to deter frequent trading.

The Investment Adviser, certain of its affiliates and others have also been named in five class actions which allege that the Investment Adviser, certain of its affiliates and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of certain mutual funds managed by the Investment Adviser. Each seeks unspecified monetary damages and related equitable relief. The Investment Adviser, certain of its affiliates and others have also been named in two derivative actions alleging breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United States District Court for the District of Maryland for coordinated and consolidated pre-trial proceedings. In November 2005, the Maryland court dismissed many of the plaintiffs’ claims in both the investor class action suits and in the derivative suits. Plaintiffs’ claims under Sections 10(b) and 20 of the Securities Exchange Act and under Section 36(b) of the Investment Company Act, however, have not been dismissed. Currently, these rulings are subject to reconsideration motions by the parties. It is anticipated that discovery will commence soon with respect to plaintiffs’ remaining claims.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Investment Adviser believes that the pending Investigations and private lawsuits are not likely to materially affect the Investment Adviser’s ability to provide investment management services to the Company. The Company is not a subject of the Investigations nor party to the lawsuits described above.

Note 7 — Guarantees

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 — Subsequent Event

On December 15, 2005, the Board of Managers of the Company approved an assumption agreement pursuant to which UST Advisers, Inc. (“USTA”) will assume all of USTAMD’s obligations under the Agreement. Effective December 16, 2005, USTAMD will cease serving as Investment Adviser to the Company and USTA will serve as Investment Adviser to the Company.

USTA, a Delaware corporation that is a wholly-owned subsidiary of U.S. Trust Company, N.A., is registered as an investment adviser with the Securities and Exchange Commission.

Deloitte & Touche LLP Two World Financial Center New York, NY 10281-1414 USA Tel: +1 212 436 2000 Fax: +1 212 436 5000 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members and Board of Managers of

Excelsior Venture Partners III, LLC

We have audited the accompanying statement of assets and liabilities of Excelsior Venture Partners III, LLC (the “Fund”), including the portfolio of investments, as of October 31, 2005, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2002 and for the period April 5, 2001 (commencement of operations) to October 31, 2001 were audited by other auditors whose report, dated December 17, 2002, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and the management of the private investment funds; where replies were not received for the private investment funds, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1(A), the financial statements include investment securities valued at $63,994,789 as of October 31, 2005, representing 68.55% of net assets, whose values have been estimated by the Investment Adviser, under the supervision of the Board of Managers, in the absence of readily ascertainable market values. We have reviewed the procedures used by the Investment Adviser in preparing the valuations of investment securities and have inspected the underlying documentation, and in the circumstances we believe the procedures are reasonable and the documentation appropriate. However, in the case of those securities with no readily ascertainable market value, because of the inherent uncertainty of valuation, the Investment Adviser’s estimate of values may differ significantly from the values that would have been used had a ready market existed for the securities and the differences could be material.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Venture Partners III, LLC as of October 31, 2005, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

December 23, 2005

Member of

Deloitte Touche Tohmatsu

Excelsior Venture Partners III, LLC

Fund Management (Unaudited)

Information pertaining to the Board of Managers of the Company is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Manager

Disinterested Managers

Mr. Gene M. Bernstein, 58 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Director of NIC Holding Corp; Dean of the Skodneck Business Development Center at Hofstra University from 2000-2001; prior to that Mr. Bernstein was President and Vice Chairman at Northville Industries, a petroleum marketing, distribution, trading and storage company and wholly-owned subsidiary of NIC Holding Corp. Mr. Bernstein serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Victor F. Imbimbo, 53 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	Since October 2002, Mr. Imbimbo has directed healthcare marketing in the United States for TBWA\Chiat\Day, a division of the global marketing agency TBWA. Prior to this, he was President of Bedrock Communications, Inc., a consulting company addressing the merger of traditional and digital communications solutions for the general and healthcare markets. Mr. Imbimbo serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC.	4

Mr. Stephen V. Murphy, 60 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Member of the Audit and Valuation Committees	Since Company inception	President of S.V. Murphy & Co., Inc., an investment banking firm. Mr. Murphy serves as a director or manager of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and the Excelsior Directional Hedge Fund of Funds, LLC. Mr. Murphy also serves on the board of directors of The First of Long Island Corporation and The First National Bank of Long Island.	4

Interested Manager

Mr. John C. Hover II, 62 United States Trust Company of New York 114 West 47th Street New York, NY 10036	Manager and Chairman of the Board	Since Company inception	Executive Vice President of U.S. Trust (retired since 1998). Mr. Hover serves as chairman of the board of directors or managers of Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC and Excelsior Venture Investors III, LLC. Mr. Hover also serves on the board of directors of Tweedy, Brown Fund, Inc.	3

Mr. Hover is considered an “interested person”, as defined by the 1940 Act, of the Company due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

Excelsior Venture Partners III, LLC

Fund Management (Unaudited)

Information pertaining to the officers of the Company is set forth below.

Name, Address and Age	Position Held with the Company	Length of Time Served	Principal Occupation During Past Five Years
Mr. Robert Aufenanger, 52 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Treasurer	Since April, 2003	Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr. Aufenanger worked as a consultant to various clients in the fund industry and prior to this was Chief Financial Officer for Icon Holdings Corp.

Mr. Lee A. Gardella, 38 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Vice President	Since Company inception	Senior Vice President, U.S. Trust.

Mr. Timothy Leach, 50* U.S. Trust Company 114 W. 47th Street New York, NY 10036	Co-Chief Executive Officer	Since June, 2005	Head of U.S. Trust Western Region (10/05 to present); Executive Vice President and Chief Investment Officer of U.S. Trust (5/04 to 10/05); Executive Vice President and Chief Investment Officer of Wells Fargo Private Client Services, Chief Executive Officer of Wells Fargo Alternative Asset Management, and Chief Executive Officer of and President of Wells Fargo Private Investment Advisors (5/99 to 12/03); Board of Trustees of Aquila Mutual Funds (2/00 to 6/02).

Mr. Raghav V. Nandagopal, 43 U.S. Trust Company 225 High Ridge Road Stamford, CT 06905	Co-Chief Executive Officer	Since June, 2005	Senior Vice President, U.S. Trust; prior to U.S. Trust, Mr. Nandagopal held positions at McKinsey & Company and AT&T Capital.

Ms. Sharon Davison, 51** U.S. Trust Company 114 W. 47th Street New York, NY 10036	Chief Compliance Officer	Since October, 2004	Director of Securities & Corporate Compliance, U.S. Trust Co; prior to U.S. Trust, Ms. Davison served as Director of Special Investigations at the New York Stock Exchange and as Senior Counsel in the Division of Market Surveillance at the New York Stock Exchange

*	On December 15, 2005, Mr. Leach resigned as the Company’s Co-Chief Executive Officer. On December 15, 2005, Leo P. Grohowski was appointed by the Board of Managers to be the Company’s Co-Chief Executive Officer.
**	Sharon Davison resigned as the Company’s chief compliance officer, effective as of the close of business on November 28, 2005. On December 15, 2005, Stefanie Firtell was selected to be the Company’s chief compliance officer.

All officers of the Company are employees and/or officers of the Managing Investment Adviser.

Officers of the Company are elected by the managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

The SAI (or Statement of Additional Information) includes additional information about the managers of the Company and is available, without charge, upon request by calling (800) 647-6972.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

Item 3. Audit Committee Financial Expert.

Stephen Murphy is the audit committee financial expert and is “independent,” pursuant to the general instructions on Form N-CSR Item 3.

Item 4. Principal Accountant Fees and Services.

On November 23, 2004, the Fund engaged Deloitte & Touche, LLP (“D&T”) as the Fund’s independent registered public accounting firm for the fiscal year ended October 31, 2004, replacing Ernst & Young LLP (“E&Y”), the Fund’s prior independent registered public accounting firm. E&Y was terminated by the Fund on October 28, 2004 as a result of concerns regarding their independence at the time of issuance of their report on the Fund’s October 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., an affiliate of the Fund’s Adviser.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $21,500 for 2005 and $35,000 for 2004.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $0 for 2004.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2005 and $0 for 2004.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (the “Committee”) has oversight responsibility for determining the qualification and independence of the registrant’s independent auditors, as well as the pre-approval policies and procedures. In discharging its responsibilities in this area, the Committee:

•	evaluates the independence of the registrant’s independent auditors and receives the auditors’ specific representations as to their independence;

•	to the extent required by applicable law, pre-approves: (i) all audit and non-audit services that the registrant’s independent auditors provide to the registrant, and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant;

•	reviews reports prepared by the registrant’s independent auditors detailing the fees paid to the registrant’s independent auditors for: (i) audit services (includes all services necessary to perform an audit, services provided in connection with statutory and regulatory filings or engagements and other services generally provided by independent auditors, such as comfort letters, statutory audits, attest services, consents and assistance with, and review of, documents filed with the Securities and Exchange Commission (“SEC”); (ii) audit-related services (covers assurance and due diligence services, including, employee benefit plan audits, due diligence related to mergers and acquisitions, consultations and audits in connection with acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards); (iii) tax services (services performed by a professional staff in the accounting firm’s tax division, except those services related to the audit, including tax compliance, tax planning and tax advice); and (iv) other services (includes financial information systems implementation and design);

•	ensures that the registrant’s independent auditors prepare and deliver annually to the Committee a written statement (the “Auditors’ Statement”) describing: (i) the auditors’ internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the registrant, including each non-audit service provided to the registrant and the matters set forth in Independence Standards Board No. 1;

•	receives and reviews periodic written reports or updates from the registrant’s independent auditors regarding any: (i) critical accounting policies to be used; (ii) alternative accounting treatments that have been discussed with the registrant’s management along with a description of the ramifications of the use of such alternative treatments and the treatment preferred by the independent auditors; (iii) material written communications between the auditor and management of the registrant; and (iv) all non-audit services provided to any entity in the registrant’s investment registrant complex that were not pre-approved by the Committee;

•	reviews and evaluates the qualifications, performance and independence of the lead partner of the registrant’s independent auditors;

•	requires the registrant’s independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the registrant to provide any services other than audit, review or attest services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $683,400 for 2005 and $482,675 for 2004.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are set forth herein.

EXCELSIOR VENTURE INVESTORS III, LLC

Proxy Voting Policy

Excelsior Venture Investors III, LLC (the “Fund”) has adopted this policy with respect to the voting of proxies on matters relating to its sole investment security holding, its membership interest in Excelsior Venture Partners III, LLC (the “Master Fund”).

When the Fund is asked to provide proxies in respect of the Master Fund the Fund will either (a) seek instructions from its security holders with regard to the voting of all such proxies and vote such proxies only in accordance with such instructions or (b) will vote the units membership interest held by it in the same proportion as the vote of all other holders of units of membership interest in the Master Fund. This policy has been adopted consistent with the requirements of Section 12(d)(1)(E)(iii)(aa) of the Investment Company Act of 1940.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not yet applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last submitted a response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 as filed as Exhibit Ex-99.CODE ETH to the registrant’s report on Form N-CSR for the fiscal year ended October 31, 2003 is incorporated by reference.

(a)(2)	Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as Exhibit 99.906. CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Excelsior Venture Investors III, LLC

By (Signature and Title)*	/s/ Leo P. Grohowski
Leo P. Grohowski , Co-Chief Executive Officer (co-principal executive officer)

Date	1/6/06

By (Signature and Title)*	/s/ Raghav V. Nandagopal
Raghav V. Nandagopal, Co-Chief Executive Officer (co-principal executive officer)

Date	1/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Leo P. Grohowski
Leo P. Grohowski, Co-Chief Executive Officer (co-principal executive officer)

Date	1/6/06

By (Signature and Title)*	/s/ Raghav V. Nandagopal
Raghav V. Nandagopal, Co-Chief Executive Officer (co-principal executive officer)

Date	1/6/06

By (Signature and Title)*	/s/ Robert F. Aufenanger
Robert F. Aufenanger, Treasurer (principal financial officer)

Date	1/6/06

*	Print the name and title of each signing officer under his or her signature.